                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 19, 2006
                                                           -------------

                           RENAISSANCERE HOLDINGS LTD.
             (Exact name of registrant as specified in its charter)

               BERMUDA                34-0-26512           98-014-1974
     ----------------------------   ----------------   --------------------
     (State or other jurisdiction   (Commission File       (IRS Employer
            of incorporation)            Number)        Identification No.)

                Renaissance House
            8-20 East Broadway, Pembroke
                     Bermuda                                        HM 19
     ----------------------------------------                    ----------
     (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (441) 295-4513
                                                           --------------

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_]  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

     [_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))

     [_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

          On July 19, 2006, RenaissanceRe Holdings Ltd. (the "Company") entered into employment agreements, effective as of July 19, 2006, with the following executive officers: William J. Ashley, Fred R. Donner, Peter C. Durhager, John
D. Nichols, Jr., Kevin J. O'Donnell, William I. Riker and Stephen H. Weinstein
(each, an "Executive"). A copy of the form of employment agreement (the
"Employment Agreement") is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description of the Employment Agreement contained herein is qualified in its entirety by reference to the Employment Agreement.

          The Employment Agreement, the changes in compensation for the
Executives described herein, and the specific contractual terms for the
Executives were reviewed and approved by the Compensation and Corporate
Governance Committee of the Board of Directors of the Company (the "Compensation
Committee"). As previously disclosed, the Company and the Compensation Committee undertook to review the Company's employment agreements and compensation terms in light of current market conditions in the reinsurance and insurance industries, prevailing industry compensation practices and ranges, the Company's performance and needs in light of factors including the significant market opportunities and challenges arising from the large natural disasters of 2004 and 2005, and the Company's senior executive transitions. To assist in this process, the Compensation Committee engaged Mercer Human Resource Consulting, an independent executive compensation consultant, to provide competitive compensation information, analysis and recommendations, as well as legal counsel.

          Under the Employment Agreement, each respective Executive receives a base salary at a rate to be determined by the Board of Directors of the Company
(the "Board"), upon the recommendation of the Company's Chief Executive Officer, and a discretionary annual cash bonus. Each Executive is also eligible to receive awards, as determined from time to time by the Compensation Committee, under the stock option and incentive plans adopted and maintained by the
Company. The Employment Agreement provides for an expense reimbursement for housing, automobile travel and other expenses, subject to applicable policies of the Company as approved from time to time by the Compensation Committee, including a tax reimbursement payment to the extent reimbursements result in additional income tax liability.

          Under the Employment Agreement, during the term of employment and for the twelve-month period following any termination of employment, the Executive is subject to non-competition and non-interference covenants. Generally, the non-competition covenant prevents the Executive from engaging in activities competitive with the business of the Company or its affiliates and the non-interference covenant prevents the Executive from soliciting or hiring employees or other service providers of the Company or its affiliates and from inducing any customer, supplier, licensee or other business relation of the
Company or its affiliates to cease doing business with, or reduce the amount of business conducted with, the Company or its affiliates, or in any other manner interfering with the Company's relationship with such parties. The Employment
Agreement also contains standard confidentiality and assignment of inventions provisions. In addition, the Employment Agreement provides that the Company shall

generally indemnify the Executive to the fullest extent permitted by Bermuda law, except in certain limited circumstances.

          Unless sooner terminated as provided in the Employment Agreement, the
Employment Agreement expires on the first anniversary of commencement; provided that the term of the Employment Agreement shall automatically be extended for an additional one-year period, unless the Company or the Executive gives 30 days'
notice of election not to extend the term.

          Upon termination of an Executive's employment other than by the
Company for Cause (as defined in the Employment Agreement), and subject to the execution of a mutual general release of claims (if requested by the Company), the Executive shall receive (i) an amount equal to a certain percent (the
"Percent") of the Executive's base salary plus, in the event of a termination by the Company without Cause, by the employee for Good Reason (as defined in the
Employment Agreement), or following the delivery by the Company of a notice of its intention not to renew the term of the Employment Agreement (each, a
"Qualifying Termination"), target bonus to be paid in substantially equal monthly installments over the twelve-month period following the termination of the Executive's employment (the "Severance Period"), (ii) continuation of benefits for twelve months, (iii) upon a Qualifying Termination or upon the death or disability of the Executive, vesting in of all awards granted under any of the Company's compensation plans (other than the RenaissanceRe Holdings Ltd.
2004 Stock Option Incentive Plan (the "2004 Stock Option Incentive Plan")), (iv)
upon a Qualifying Termination or upon the death or disability of the Executive, a pro rata bonus (valued at target bonus) for the year of termination, and (v)
subject to the Executive's compliance with the post-termination and non-compete obligations, a lump sum payment in an amount equal to a certain percent (the
"Lump Sum Percent") of base salary plus, in the event of a Qualifying
Termination, target bonus to be paid on the twelve-month anniversary of the date of termination. The Percent and Lump Sum Percent for Mr. Riker are 131.25% and
43.75%, respectively; 93.75% and 31.25%, respectively, for Messrs. Nichols,
O'Donnell and Ashley; and 75% and 25%, respectively, for Messrs. Donner,
Durhager and Weinstein.

          On July 19, 2006, the Company entered into an employment agreement with Fred R. Donner (the "Donner Employment Agreement") with respect to Mr.
Donner's employment with the Company, which commenced on July 10, 2006. The
Donner Employment Agreement is substantially the same as the Employment
Agreement, except for the material differences described herein. The Donner
Employment Agreement provides that Mr. Donner's base salary shall initially be
$500,000 per year with a target bonus equal to 110% of the Target Base Salary
(as defined in the Donner Employment Agreement); provided, however, that Mr.
Donner shall receive a cash bonus of $600,000 in respect of 2006 (of which
$200,000 shall be payable on the date of the commencement of his employment with the Company). The Donner Employment Agreement also provides that Mr. Donner shall receive (i) an annual target equity award under the stock option and incentive plans adopted and maintained by the Company valued at 215% of the
Target Base Salary (as defined in the Donner Employment Agreement) and (ii) a special equity grant valued at $3,200,000, per the Company's regular pricing methodology, consisting of 50% restricted shares and 50%

options, vesting in each case ratably over four years, with such special grant to be made to Mr. Donner on the date of the commencement of his employment with the Company. The description of the Donner Employment Agreement contained herein is qualified in its entirety by reference to the Donner Employment Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

          Following approval by the Company's shareholders of the 2004 Stock
Option Incentive Plan on August 31, 2004, the Company awarded "premium" options under the 2004 Stock Option Incentive Plan to Messrs. Riker and Nichols. In
connection with the grant of the "premium" options, the annual salary and bonus compensation for Messrs. Riker and Nichols have been substantially reduced from
September 2004 to the present. In light of the compensation forfeited by Messrs.
Riker and Nichols in connection with the "premium" stock options, the
Compensation Committee determined to make the following adjustments to the compensation of Messrs. Riker and Nichols. The Compensation Committee approved, as ratified by the Board, 2006 salary amounts of $600,000 and $500,000 for Mr.
Riker and Mr. Nichols, respectively, and 2006 target bonuses at amounts equal to
125% of base salary (which obligations became binding upon the Company upon the execution of the Agreement by Messrs. Riker and Nichols, respectively, on July
19, 2006). In addition, on July 19, 2006 Mr. Riker forfeited all of his
"premium" stock options under the 2004 Stock Option Incentive Plan in conjunction with (i) a grant of restricted stock valued at $2,250,000, vesting ratably over a two-year period and (ii) an adjustment to the vesting terms of
77,500 restricted shares originally granted to Mr. Riker in 2004 scheduled to
"cliff vest" on the fifth anniversary of grant, such that 50% of such shares vested on the date of issuance of the new shares referred to above, with the balance of such shares vesting ratably on the third and fourth anniversary of the original grant date.

          The forfeiture of "premium" stock options, the grant of restricted stock and the adjustment of vesting terms for Mr. Riker described in the preceding paragraph are set forth in an employment agreement, effective as of
July 19, 2006, between the Company and Mr. Riker (the "Riker Employment
Agreement"). The Riker Employment Agreement is substantially the same as the
Employment Agreement, except for the material differences described herein.
Under the Riker Employment Agreement, the Company has the option of extending the non-compete period for an additional six months (other than following a termination by the Company for Cause) provided that Mr. Riker will be entitled to (i) have his monthly payments determined as a multiple of base salary and target bonus in all instances during the Severance Period, and (ii) have the payment at the end of the Severance Period be a multiple of base salary and target bonus in all instances. Additionally, if the non-compete period is extended, Mr. Riker will be entitled to (i) continue to receive monthly payments during the extended non-compete period in the same amount as the monthly payments he received during the Severance Period, and (ii) an amount, payable at the end of the extended non-compete period, equal to 50% of the lump sum payment made to Mr. Riker at the end of the Severance Period. The definition of Good
Reason under the Riker Employment Agreement includes diagnosis by a qualified physician of the recurrence of the medical condition (or a condition similar to the condition) resulting in Mr. Riker's leave of absence with the Company in
2005. The description of the Riker Employment Agreement contained herein is qualified in its entirety by reference to the Riker Employment
Agreement, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

          On July 19, 2006, the Company entered into a sublease agreement (the
"Sublease") with Mr. Nichols with respect to a property in Paget Parish, Bermuda
(the "Property"). The Company leases the Property pursuant to a lease, dated
July 15, 2003 (the "Lease"), which lease has a term of fifteen years and six months. The Sublease has an initial term of five years. The Sublease requires
Mr. Nichols to pay the Company $66,000 per year in rent, which is the same amount payable by the Company under the Lease. At the Company's election, this amount may be deducted from Mr. Nichols' salary. The Sublease provides that the
Company is required to pay to Mr. Nichols the unamortized cost of certain capital improvements made to the Property by Mr. Nichols prior to his occupancy of the Property if the Sublease is terminated or not renewed prior to the expiration of the Lease under certain circumstances, including if Mr. Nichols ceases to be an employee of the Company for any reason. The description of the
Sublease contained herein is qualified in its entirety by reference to the
Sublease, which is attached hereto as Exhibit 10.4 and is incorporated herein by reference. The Employment Agreement for Mr. Nichols (which is substantially the same as the Employment Agreement and attached hereto as Exhibit 10.5) provides that the Company and Mr. Nichols shall perform their respective obligations under the Sublease.

          In addition to the compensation changes for the Executives specified above, the Company also adjusted the base salary and, in certain cases, target bonus opportunities of other officers. All of such changes were accompanied by bonus payments in amounts equal to the difference between such adjusted base salary levels retroactive to January 1, 2006 and the salary amounts actually received to date in 2006 by the affected officers. The employment agreements of such officers (and those of Messrs. Durhager, Riker, Nichols and Weinstein)
provide that such officers shall receive a signing bonus equal to the difference between (i) the base salary they would have received from January 1, 2006 until
July 19, 2006 had their respective employment agreement been in effect during such period and (ii) the base salary they actually received during such period under the terms of their prior employment agreement.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

     The following exhibits are filed as part of this report:

EXHIBIT #   DESCRIPTION
---------   -----------
   10.1     Form of Employment Agreement
   10.2     Employment Agreement, dated as of July 19, 2006, by and between
            RenaissanceRe Holdings Ltd. and Fred R. Donner
   10.3     Employment Agreement, dated as of July 19, 2006, by and between
            RenaissanceRe Holdings Ltd. and William I. Riker
   10.4     Sublease Agreement, dated as of July 19, 2006, by and between
            Renaissance Reinsurance Ltd. and John D. Nichols, Jr.

EXHIBIT #   DESCRIPTION
---------   -----------
   10.5     Employment Agreement, dated as of July 19, 2006, by and between
            RenaissanceRe Holdings Ltd. and John D. Nichols, Jr.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RENAISSANCERE HOLDINGS LTD.

Date: July 20, 2006                     By: /s/ Stephen H. Weinstein
      -------------                         ------------------------------------
                                            Name: Stephen H. Weinstein
                                            Title: General Counsel, Corporate
                                            Secretary & Chief Compliance Officer

                                INDEX TO EXHIBITS

EXHIBIT #   DESCRIPTION
---------   ---------------------------------------------------------------
   10.1     Form of Employment Agreement
   10.2     Employment Agreement, dated as of July 19, 2006, by and between
            RenaissanceRe Holdings Ltd. and Fred R. Donner
   10.3     Employment Agreement, dated as of July 19, 2006, by and between
            RenaissanceRe Holdings Ltd. and William I. Riker
   10.4     Sublease Agreement, dated as of July 19, 2006, by and between
            Renaissance Reinsurance Ltd. and John D. Nichols, Jr.
   10.5     Employment Agreement, dated as of July 19, 2006, by and between
            RenaissanceRe Holdings Ltd. and John D. Nichols, Jr.